Forward-Looking Statements
This presentation contains “forward-looking statements,” within the meaning of the federal securities laws, that involve risks and uncertainties. All statements herein that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including the Company’s estimates of financial performance and such things as business strategy, measures to implement strategy, competitive strengths, goals, references to future success and other events are generally forward-looking statements.
The Company’s actual results may differ materially from its estimates. Whether actual results, events and developments will conform to the Company’s expectations is subject to a number of risks and uncertainties and important factors, many of which are beyond the control of the Company. Among the risks and uncertainties which could cause the Company’s actual results to differ from those contemplated by its forward-looking statements are the risk that the Company may not be able to successfully develop its magazine operations so that they continue to generate sufficient cash flow to enable the Company to meet its obligations under its senior credit facility and bond indentures, including the financial covenants under its senior credit facility; actions of rating agencies; industry and general economic conditions; the
Company’s ability to realize its expected benefits from cost savings and revenue enhancement initiatives;
and the risks and uncertainties contained in the Company’s periodic reports filed with the Securities and
Exchange Commission. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the results, events or developments referenced herein will occur or be realized.
Exhibit 99.1

Business Update
• Results for the fiscal year ended March 2007:
– Operating Income (excluding impairment) of $51.4 million versus prior year Operating Income
(excluding impairment) of $50.7MM, an increase of 1.4%
– Bank EBITDA
(1)
, adjusted for all one-time expenses, of $107.1 million versus $107.4 million in prior year
• June 2007 (Q1 FY08) results reflect strong improvement versus prior year
– Revenues were $121.8 million representing a 5.6% increase vs. prior year period
– Operating expenses were $95.6 million representing a 13.7% decrease vs. prior year period
– Operating income was $26.2 million vs. $4.6 million in the prior year period, an increase of 470%
– Bank EBITDA
(1)
of $36.4 million versus $22.9 million in prior year – an increase of 59%
• LTM Bank EBITDA
(1)
at June 30, 2007 of $120.6 million vs. LTM Bank EBITDA
(1)
of $107.1MM at
March 31, 2007
• September 2007 (Q2 FY08) expected Operating Income of $29.8 million and Bank EBITDA
(1)
of
$36.3MM vs. Operating Income of $21.9 million and Bank EBITDA
(1)
of $34.5 million in prior year
period
(1) Bank EBITDA is a non-GAAP financial measure. See page 12 for an explanation of why Bank EBITDA is presented and a reconciliation of Bank
EBITDA to the most directly comparable GAAP metric.  For fiscal 2007, Bank EBITDA includes $5.1 million of one-time costs beyond a cap of $17.0 million permitted in the Company’s Credit Agreement (since the Company is not tested on any financial covenants for fiscal 2007, AMI has used the higher figure to make comparative analysis more relevant).

Business Update – Fiscal 2007
(1) Bank EBITDA is a non-GAAP financial measure. See page 12 for an explanation of why Bank EBITDA is presented and a reconciliation of Bank
EBITDA to the most directly comparable GAAP metric. For fiscal 2007, Bank EBITDA includes $5.1 million of one-time costs beyond a cap of $17.0 million permitted in the Company’s Credit Agreement (since the Company is not tested on any financial covenants for fiscal 2007, AMI has used the higher figure to make comparative analysis more relevant).
FY07 Actual FY06 Actual Variance
Total Operating Revenues 474,426 484,576 (10,150)
Total Operating Expenses (excl Impairment) 422,988 433,906 10,918
Operating Income (excl Impairment) 51,438 50,670 768
Net Loss (Incl Impairment) (343,798) (160,885) (182,913)
EBITDA - Including Loss From Discontinued Ops 84,981 83,196 1,785
Bank EBITDA(1)  Incl Over Cap Add Backs 107,060 107,381 (321)
Bank EBITDA(1)  Excl Over Cap Add Backs 101,981 102,196 (215)

Q1 FY08 Q1 FY07
Total Operating Revenues 121,839 115,419
Total Operating Expenses 95,639 110,824
Operating Income 26,200 4,595
Net Loss (123) (27,472)
EBITDA 33,578 13,472
Bank EBITDA (1) 36,379 22,916
Business Update – Q1 FY08
(1) Bank EBITDA is a non-GAAP financial measure. See page 12 for an explanation of why Bank EBITDA is presented and a reconciliation of Bank
EBITDA to the most directly comparable GAAP metric.

Business Update – Q2 FYE08
Q2 FYE08 Q2 FY07
Total Operating Revenues 128,643 126,184
Total Operating Expenses 100,847 104,276
Operating Income 27,796 21,908
Net Income/(Loss) 960 (4,339)
EBITDA 34,077 30,412
Bank EBITDA (1) 36,317 34,535
(1) Bank EBITDA is a non-GAAP financial measure. See page 12 for an explanation of why Bank EBITDA is presented and a reconciliation of Bank
EBITDA to the most directly comparable GAAP metric.

Advertising Trends
• Ad revenue for fiscal 2007 versus fiscal 2006:
– Shape ad revenue was $52.4MM in FY07 vs $52.5MM in FY06
– Men’s Fitness ad revenue of $13.2MM was up 2.3% vs FY06 ad revenue of
$12.9MM
– Star ad revenue flat year over year at $24.5MM
– Total ad revenue up 1% (excluding results of discontinued titles)
• The business saw strong results for the 1
st
Half FY08:
– Shape ad revenue up 24.7% vs prior year
– Men’s Fitness ad revenue up 27.0% vs prior year
– Star ad revenue up 20.2% vs prior year
– Total ad revenue up 12.3% (excluding results of discontinued titles)

Britney hits
ROCK BOTTOM
She's lost her kids and risking her life on a binge & purge diet
Amphetamines
Inhalers
Laxatives
Now it's REHAB!
ROMANCE BLOOMS IN MEXICO
PREGNANT BRIDE!
George tells Sarah I LOVE YOU!

KIRSTIE 200lbs AGAIN!
Her new diet meltdown
NATIONAL
ENQUIRER EXCLUSIVE
Rachael Ray $500 MILLION DIVORCE
Cheating husband to get a fortune – thanks to NO PRENUP
PLUS
DR. PHIL'S MARRIAGE FALLING APART
reveals gay affair with Brady Bunch co-star
MORE EXCLUSIVES

1
st
Half FY08 Selected Highlights
Star
Enquirer
•Ad revenue for FY08 First Half is $2.5mm or 20.2%
better than prior year.  PIB pages for January-August
2007 are up 26% vs 2006.
•The 09/24 issue of Star had the highest ad revenue in
Star’s history -$1.2MM.
•3.5 years after re-launching as a glossy magazine, the
perception of Star has finally changed among
entertainment, beauty, fashion, automotive and
packaged good advertisers.
Cover price increase of 10% from $2.99 to $3.29
resulted in a 3% decline in newsstand  revenue from
prior year.
•AMI expects that will be mitigated in coming
months due to cover price increases in People and
US Weekly (from $3.49 to $3.99), In Touch and
Life & Style (from $1.99 to $2.99).

SHAPE
Maria Sharapova
SLIM DOWN IN RECORD TIME
Get toned & trim in just three workouts a week
THE #1 WEIGHT-LOSS SECRET
DO THIS & YOU WILL
PLUS LOOK 5 YEARS YOUNGER

20 COOL GETAWAYS! HOT SUMMER ROAD TRIPS
Men's Fitness
GET FIT BY FALL
YOUR PERSONAL ALL-SPORTS TRAINING GUIDE p.139
THE SECRET TO MORE REPS p.147
GO ALL NIGHT!
THE TRUTH ABOUT CARDIO p.28
Plus:
MEAL PLAN
+4
MENTAL TOUGHNESS
15 WAYS TO WIN WITH YOUR MIND
12 PAGES! EXCLUSIVE PHOTOS!
TIGER!
HOW HE GOT BIG
LIFE AFTER EARL
RUNNING WITH ELIN

1
st
Half FY08 Selected Highlights
Men’s Fitness
Ad revenue for FY08 First Half is $1.8mm or 27.0% better
than prior year.  Celebrity covers and expanded lifestyle edit has attracted new clients like Coca-Cola, Nike and Toyota.
PIB pages for January-August 2007 are up 24% vs. 2006.
• Positive trend continues with November and
December/January issues which are 27.2% better than prior
year.
• Newsstand sales are up 31% for May-September issues vs.
prior year.
Ad revenue for FY08 First Half is $7.1mm or 24.7% better
than prior year.  Shape
has attracted incremental advertising
from import automotive, consumer electronics, beauty,
fashion and packaged goods.
PIB ad pages for January-August are up 12.4% vs. 2006.
• Positive trend continues with the November and
December issues, which are 18.7% better than prior year.
• Newsstand sales up 15% for May-September issues vs.
prior year.
Shape

Cost Savings Achieved
• Fiscal 2008 Management Action Plans
– Generated Cost Reductions of $19.4MM and Revenue Enhancements of
$12.5MM
– Stopped publishing Weekly World
News,
restructured Sun and Mini-Mag Group
resulting in savings of $1.2MM
• March 2006 to September 2007 headcount reduced by 17% from 879 to
729

Fiscal 2007 Performance
• The Company generated Bank EBITDA (1) , adjusted for all one-time items, of $107.1 million in fiscal 2007
(1) Bank EBITDA is a non-GAAP financial measure. See page 12 for an explanation of why Bank EBITDA is presented and a reconciliation of Bank
EBITDA to the most directly comparable GAAP metric. For fiscal 2007, Bank EBITDA includes $5.1 million of one-time costs beyond a cap of $17.0 million permitted in the Company’s Credit Agreement (since the Company is not tested on any financial covenants for fiscal 2007, we have used the higher figure to make comparative analysis more relevant).
($ in millions) FYE
3/31/2007
Bank EBITDA(1) From May Presentation $108.7
Newstand Revenue ($1.1)
SGA Costs - see over cap add backs ($5.6)
Over Cap Add Backs - see SGA $5.1
Current Bank EBITDA(1) $107.1

Q1 Fiscal 2008 Performance
• The Company generated Bank EBITDA of $36.4 million in the first quarter of fiscal 2008
(1) Bank EBITDA is a non-GAAP financial measure. See page 12 for an explanation of why Bank EBITDA is presented and a reconciliation of Bank
EBITDA to the most directly comparable GAAP metric.
($ in millions)
Q1 FY08
Bank EBITDA(1) From May Presentation $31.0
Subscription Revenue $0.8
Advertising Revenue $1.6
Operating Expenses - primarily SGA $1.5
Professional Fee Add Backs $0.9
Miscellaneous Changes $0.6
Current Bank EBITDA(1) $36.4

EBITDA Reconciliation
(1) Bank EBITDA per AMI’s Credit Agreement.  Bank EBITDA is a non-GAAP financial measure and is presented because certain covenants in the company’s Credit Agreement are tied to ratios based on this measure.  Bank EBITDA should not be considered as an alternative to GAAP measures such as operating income, and the company’s calculation thereof may not be comparable to similarly entitled measures reported by other companies. In addition, the amounts of Bank EBITDA are preliminary estimates and are subject to revisions.
FYE March 31, LTM 3 Months Ended 3 Months Ended
2006 2007 6/30/07 6/30/06 6/30/07 9/30/06 09/30/07E
Revenue $484.6 $474.4 $480.8 $115.4 $121.8 $126.2 $128.6
Bank EBITDA (1) Including Add-Backs Over Cap $107.4 $107.1 $120.6 $22.9 $36.4 $34.5 $36.3
Add-Backs Over Cap Permitted in Credit Agreement 5.2
5.1
5.1 0.0 0.0 0.0 0.0
Bank EBITDA (1) $102.2 $102.0 $115.5 $22.9 $36.4 $34.5 $36.3
Add Backs Permitted in Credit Agreement
Investments in Launches & Re-Launches $11.9 $1.0 $0.4 $0.7 $0.1 $0.4 $0.0
Restructuring Costs & Severance 2.6 3.9 1.7 2.5 0.2 0.5 0.4
Professional Fees Related to Restatement 4.6 13.0 9.9 5.1 2.0 2.7 0.9
Management Fees 2.0 2.0 2.0 0.5 0.5 0.5 0.5
Other 3.1 2.1 1.4 0.7 0.0 0.1 0.4
Over Cap Add Backs (5.1) (5.1) 0 0 0
Reported EBITDA before Add Backs $83.2 $85.0 $105.1
$13.5
$33.6 $30.4 $34.1
Less: Deprecation & Amortization $24.1 $15.1 $14.3 $4.1 $3.3 $3.9 $3.1
Less: Interest Expense, Net 86.0 97.4 97.8 24.3 24.7 23.7 24.6
Less: Amortization of Deferred Debt Costs 10.7 8.0 9.1 1.5 2.7 1.9 2.5
Less: Provision Impairment Intangible Assets & Goodwill 147.5 312.6 312.6
0.0
0.0 0.0 0.0
Less: Rack Amortization
18.6
18.6 16.1
6.1
3.5 4.5 3.0
Plus: Benefit/(Provision) From Income Taxes 42.9 22.9 28.4
(4.9)
0.5 (0.8) 0.0
Net Income / (Loss) ($160.9) ($343.8) ($316.4) ($27.5)
($0.1)
($4.3) $0.9
EBITDA Reconciliation
(5.2)
0